SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 2, 1995


                         ALLEGHENY POWER SYSTEM, INC.
            (Exact name of registrant as specified in its charter)

    Maryland                        1-267                 13-5531602
(State or other               (Commission File       (IRS Employer
 jurisdiction of               Number)                Identification
 incorporation)                                       Number)


                              12 East 49th Street
                           New York, New York  10017
                   (Address of principal executive offices)


Registrant's telephone number,
  including area code:                               (212)  752-2121

Item 5.   Other Events.


          On February 2, 1995, Allegheny Power System, Inc. entered into change of control employment contracts with certain of its executive officers and the President of its electric utility subsidiaries.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


          (c)   Exhibits

                10.1   Form of Employment Contract with
                       Certain Executive Officers




                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ALLEGHENY POWER SYSTEM, INC.



Dated:  February 15, 1995              By:     NANCY H. GORMLEY
                                       Name:   Nancy H. Gormley
                                       Title:  Vice President

                                 Exhibit Index



Item No. 1      10.1   Form of Employment Contract with
                       Certain Executive Officers






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